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                                   EXHIBIT 1

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of AutoZone, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 13th day of July, 1999.



                              ESL PARTNERS, L.P.

                              By:    RBS Partners, L.P., its general partner
                              By:    ESL Investments, Inc., its general partner

                                     By:  /s/ EDWARD S. LAMPERT
                                        ----------------------------------------
                                          Edward S. Lampert
                                          Chief Executive Officer

                              ESL LIMITED

                              By:    ESL Investment Management, LLC,
                                     its investment manager

                                     By:  /s/ EDWARD S. LAMPERT
                                        ----------------------------------------
                                          Edward S. Lampert
                                          Managing Member

                              ESL INSTITUTIONAL PARTNERS, L.P.

                              By: RBS Investment Management, LLC, its general partner

                                     By:  /s/ EDWARD S. LAMPERT
                                        ----------------------------------------
                                          Edward S. Lampert
                                          Managing Member

                              ACRES PARTNERS, L.P.

                              By:    ESL Investments, Inc., its general partner

                                     By:  /s/ EDWARD S. LAMPERT
                                        ----------------------------------------
                                          Edward S. Lampert
                                          Chief Executive Officer

                              MARION PARTNERS, L.P.

                              By:    ESL Investments, Inc., its general partner

                                     By:  /s/ EDWARD S. LAMPERT
                                        ----------------------------------------
                                          Edward S. Lampert
                                          Chief Executive Officer